                                                                   EXHIBIT 10.55

                              FOUNTAIN VIEW, INC.
                     SECOND AMENDMENT TO CREDIT AGREEMENT

      This Second Amendment to Credit Agreement (herein, the "Amendment") is entered into as of March __, 1999, among Fountain View, Inc., a Delaware corporation, the Banks party hereto, and Bank of Montreal as Agent for the Banks.

                            PRELIMINARY STATEMENTS

     A. The Borrower, the Banks, and the Agent entered into a certain Credit Agreement, dated as of April 16, 1998, as amended (herein, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     B. The Borrower has requested that the Banks amend the definition of "EBITDAR" and the Required Banks are willing to do so on the terms and conditions provided for in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1.     AMENDMENT.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the definition of "EBITDAR" appearing in Section 5.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               "EBITDAR" means, with reference to any period, Net Income for such period plus the sum (without duplication) of all amounts deducted in arriving at such Net Income amount in respect of (w) Interest Expense for such period, (x) federal, state and local income taxes for such period, (y) depreciation of fixed assets and amortization of intangible assets for such period, and (z) Rental Expense for such period (plus, to the extent deducted in arriving at EBITDAR for the relevant period, (i) expenses incurred pursuant to the August 1997 Fountain View, Inc. recapitalization and expenses incurred pursuant to the Summit Merger and the financing associated with it and (ii) charges incurred during the fourth fiscal quarter of 1998 in the aggregate amount not exceeding $6,903,000).

SECTION 2.     CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         2.1. The Borrower, the Agent, and the Required Banks shall have executed and delivered this Amendment.

         2.2. Each Subsidiary shall have executed its acknowledgement and consent to this Amendment in the space provided for that purpose below.

         2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 3.       REPRESENTATIONS.

    In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default has occurred and is continuing or shall result after giving effect to this Amendment.

SECTION 4.       MISCELLANEOUS.

    4.1 The Borrower has heretofore executed and delivered to the Agent and the Banks certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Banks thereunder, the obligations of the Borrower thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

    4.2 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter of communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    4.3 The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Agent.

     4.4 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                          [SIGNATURE PAGES TO FOLLOW]

     This Second Amendment to Credit Agreement is entered into as of the date and year first above written.

                                                 FOUNTAIN VIEW, INC.


                                                 By
                                                   ----------------------------
                                                   Name
                                                       ------------------------
                                                   Title
                                                         ----------------------
     Accepted and agreed to as of the day and year last above written.

                                                 BANK OF MONTREAL, in its
                                                 individual capacity as a Bank
                                                 and as Agent


                                                 By
                                                   ----------------------------
                                                   Name
                                                       ------------------------
                                                   Title
                                                         ----------------------


                                                 PARIBAS


                                                 By
                                                   ----------------------------
                                                   Name
                                                       ------------------------
                                                   Title
                                                         ----------------------



                                                 UNION BANK OF CALIFORNIA


                                                 By
                                                   ----------------------------
                                                   Name
                                                       ------------------------
                                                   Title
                                                         ----------------------



                                                 HELLER FINANCIAL, INC.


                                                 By
                                                   ----------------------------
                                                   Name
                                                       ------------------------
                                                   Title
                                                         ----------------------



                                                 FINOVA CAPITAL CORPORATION


                                                 By
                                                   ----------------------------
                                                   Name
                                                       ------------------------
                                                   Title
                                                         ----------------------

                           PILGRIM AMERICA PRIME RATE TRUST


                           By ____________________________________________
                             Name ________________________________________
                             Title _______________________________________

                           BHF-BANK AKTIENGESELLSCHAFT


                           By ____________________________________________
                             Name ________________________________________
                             Title _______________________________________


                           By ____________________________________________
                             Name ________________________________________
                             Title _______________________________________


                           BALANCED HIGH-YIELD FUND II LTD.
                           By BHF-BANK Aktiengesellschaft, acting
                              through its New York Branch, as attorney-in-fact

                           By ____________________________________________
                             Name ________________________________________
                             Title _______________________________________


                           By ____________________________________________
                             Name ________________________________________
                             Title _______________________________________

                          ACNOWLEDGEMENT AND CONSENT

     The undersigned, being all of the Subsidiaries of Fountain View, Inc., have heretofore executed and delivered to the Agent and the Banks one or more Guaranties and Collateral Documents. Each of the undersigned hereby consents to the Second Amendment to Credit Agreement as set forth above and confirms that its Guaranty and Collateral Documents, and all of its obligations thereunder, remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Loan Documents referred to above.

"GUARANTORS"
FOUNTAIN VIEW HOLDINGS, INC.                  LOCOMOTION THERAPY, INC.
LOCOMOTION HOLDINGS, INC.                     ON-TRACK THERAPY CENTER, INC.
FOUNTAIN VIEW MANAGEMENT, INC.
SYCAMORE PARK CONVALESCENT
     HOSPITAL                                 By
AIB CORP.                                       -------------------------------
ELMCREST CONVALESCENT HOSPITAL                   Name: Robert M. Snukal
BRIER OAK CONVALESCENT, INC.                     Title: Chief Executive Officer
BIA HOTEL CORP.
RIO HONDO NURSING CENTER                       SUMMIT CARE TEXAS, L.P.
FOUNTAINVIEW CONVALESCENT HOSPITAL
ALEXANDRIA CONVALESCENT HOSPITAL,              By:  Summit Care Management Texas Equity, Inc., in
     INC.                                           its capacity as general partner
I.'N O., INC.
SUMMIT CARE CORPORATION
SUMMIT CARE-CALIFORNIA, INC.                         By
SUMMIT CARE-TEXAS NO. 2, INC.                         -----------------------------------------
SUMMIT CARE-TEXAS NO. 3, INC.                           Name:  Robert M. Snukal
SUMMIT CARE PHARMACY, INC.                              Title:  President
SKILLED CARE NETWORK
SUMMIT CARE TEXAS EQUITY, INC.                  By: Summit Care Texas Equity, Inc., in
SUMMIT CARE MANAGEMENT TEXAS, INC.                   its capacity as limited partner
SNF PHARMACY, INC.
FV-SCC ACQUISITION CORP.                             By
                                                       -----------------------------------------
By                                                      Name:  Robert M. Snukal
   -----------------------------                        Title:  President
   Name:  Robert M. Snukal
   Title: President
